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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                           -------------------------

                        Date of Report (Date of earliest
                         event reported) April 21, 2003


                                   ITXC CORP.
             (Exact name of registrant as specified in its charter)



  Delaware                     000-26739                     22-3531960
 (State of              (Commission File Number            (IRS Employer
incorporation)                                           Identification No.)


750 College Road East, Princeton, New Jersey                      08540
(Address of principal executive offices)                       (Zip Code)


                                  609-750-3333
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1   Press Release of ITXC Corp. dated April 21, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

On April 21, 2003, ITXC Corp. (the "Company") issued a press release regarding results for the three months ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the three months ended March 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ITXC CORP.



                                       By:    /s/ Theodore M. Weitz
                                          -------------------------------------
                                            Name:  Theodore M.Weitz
                                            Title: Vice President


Date:  April 21, 2003


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                            EXHIBIT INDEX


     Exhibit No.             Description
     -----------             -----------


         99.1 Press release, dated April 21, 2003, issued by the Company.